NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated December 5, 2019
to the Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Large Cap Growth Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 4, 2019 (the “Meeting”), the Board approved the termination of Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and Smith Asset Management Group, L.P. (“Smith Group”) as the subadvisers to the Fund, and the appointment of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) as the Fund’s new subadviser, effective on or about January 20, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Loomis Sayles and Smith Group in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT Jacobs Levy Large Cap Growth Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund takes long and short positions in large-capitalization companies (i.e., companies with market capitalizations that are similar to those included in the Russell 1000 Growth Index) using the subadviser's dynamic multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. Approximately 30% of the Fund's net assets will be in short positions (i.e., stocks that the subadviser deems unattractive), and approximately 130% of the Fund's net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund currently intends to gain its short equity exposure entirely through the use of swap contracts and its long equity exposure, in an amount of approximately 100% of the Fund’s net assets, by investing directly in stocks and, in an amount approximating the amount of the Fund’s short exposure at the time, through the use of swaps. This investment technique creates leverage, which will exaggerate increases or decreases in the value of the Fund's overall portfolio.
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-capitalization companies or derivatives the value of which are linked to equity securities issued by large-capitalization companies.
The Fund employs a growth style of investing.  In other words, the Fund seeks companies whose earnings are expected to grow faster than those of other companies.  In selecting stocks for either the Fund's long portfolio or short portfolio, the subadviser employs an evaluation process that focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while seeking to manage risk exposures relative to the Russell 1000 Growth Index. The range of models is designed to allow each portfolio to be diversified across exposures to numerous potential opportunities. The subadviser generally considers closing a position (either by selling a stock held long or closing a swap position) when its return prediction generated by the models, adjusted for risk and expected transaction costs, is notably surpassed on the positive side for a long position (or on the negative side for a short position) by another stock's return prediction.

d.	The information under the heading “Principal Risks” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Long/short strategy risk – in situations where the Fund takes a long position (i.e., owns a stock outright or gains long exposure through a swap), the Fund will lose money if the price of the stock declines. In situations where the Fund takes short positions, the Fund will lose money if the price of the stock increases.

Short sales risk – the Fund will incur a loss from a short position if the value of the security held in a short position increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a security held in a short position will be offset in whole or in part by the transaction costs associated with the short position.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Total Return Swaps – total return swaps may be leveraged and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the value of the underlying asset. If the Fund is the buyer of a total return swap, the Fund could lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If the Fund is the seller of a total return swap, the Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it.  In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Loss of money is a risk of investing in the Fund.

e.	The information under the heading “Portfolio Management – Subadvisers” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2020
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2020

g.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 41 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund takes long and short positions in large-capitalization companies using the subadviser's dynamic multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and statistical and quantitative techniques. Approximately 30% of the Fund's net assets will be in short positions (i.e., stocks that the subadviser deems unattractive), and approximately 130% of the Fund's net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund currently intends to gain its short equity exposure entirely through the use of swap contracts, which are derivatives, and its long equity exposure, in an amount of approximately 100% of the Fund’s net assets, by investing directly in stocks and, in an amount approximating the amount of the Fund’s short exposure at the time, through the use of swaps. This investment technique creates leverage, which will exaggerate increases or decreases in the value of the Fund's overall portfolio.
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-capitalization companies or derivatives the value of which are linked to equity securities issued by large-capitalization companies.

The Fund employs a growth style of investing.  In other words, the Fund seeks companies whose earnings are expected to grow faster than those of other companies.  In selecting stocks for either the Fund's long portfolio or short portfolio, the subadviser employs an evaluation process that focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while seeking to manage risk exposures relative to the Russell 1000 Growth Index. The range of models is designed to allow each portfolio to be diversified across exposures to numerous potential opportunities. The subadviser generally considers closing a position (either by selling a stock held long or closing a swap position) when its return prediction generated by the models, adjusted for risk and expected transaction costs, is notably surpassed on the positive side for a long position (or on the negative side for a short position) by another stock's return prediction. Partial position closures may occur when the subadviser's investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales or closeouts may also occur under special circumstances; for example, if a company agrees to be acquired, and becomes subject to merger arbitrage trading, its stock may be sold or closed out. Sales or closeouts can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, a position may be closed.

h.	The information under the heading “How the Funds Invest – Key Terms” on page 42 of the Prospectus is deleted in its entirety and replaced with the following:

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Growth Index, ranging from $364.6 million to $780.36 billion as of December 31, 2018.

Long position – owning a security outright, or simulating such ownership through the use of swaps.

Quantitative techniques – mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.

Short position – selling a security that the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.  Rather than actually selling securities short, the Fund’s subadviser intends to simulate short selling through the use of swaps.

Swaps – a swap is an agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

i.	The information under the heading “Principal Risks” on page 42 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to DERIVATIVES RISK, EQUITY SECURITIES RISK, GROWTH STYLE RISK, LEVERAGE RISK, LONG/SHORT STRATEGY RISK, MARKET AND SELECTION RISKS and SHORT SALES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.

The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

j.	“Derivatives risk” under the heading “Risks of Investing in the Funds” on page 55 of the Prospectus is deleted in its entirety and replaced with the following:
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●	the other party to the derivatives contract may fail to fulfill its obligations;
●	their use may reduce liquidity and make a Fund harder to value, especially in declining markets and
●
when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Foreign currency contracts – (NVIT Multi-Manager International Growth Fund) a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. The Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivative holdings. The Fund’s liquidity also may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.
Total return swaps – (NVIT Jacobs Levy Large Cap Growth Fund) the use of total return swaps allows the party receiving the total returns to gain exposure to customized baskets of stocks without actually having to own them. Total return swaps will create leverage and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying stocks. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. The counterparty to the total return swaps may decide to no longer participate as a counterparty to the swaps. If this happens, the Fund may be unable to identify another counterparty to enter into the swaps on terms as favorable to the Fund. A total return swap may be more costly than directly owning the underlying stocks on which the swap is based.
See also “Leverage risk” on page 57.

The U.S. Securities and Exchange Commission ("SEC") has proposed new regulation of funds’ use of derivative instruments. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make derivatives more costly, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA, with respect to the Funds, and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.

k.	“Growth style risk” under the heading “Risks of Investing in the Funds” on page 57 of the Prospectus is deleted in its entirety and replaced with the following:

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then a Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

l.	The information under the heading “Risks of Investing in the Funds” beginning on page 55 of the Prospectus is amended to include the following:

Leverage risk – leverage may be created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage may require a Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
Long/short strategy risk – (NVIT Jacobs Levy Large Cap Growth Fund) in situations where the Fund takes a long position (i.e., owns a stock outright or gains long exposure through a swap), the Fund will lose money if the price of the stock declines. In situations where the Fund takes short positions, the Fund will lose money if the price of the stock increases. It is possible that stocks where the Fund has taken a long position will decline in value at the same time that stocks where the Fund has taken a short position increase in value, thereby increasing potential losses to the Fund.

Short sales risk – (NVIT Jacobs Levy Large Cap Growth Fund) the Fund will suffer a loss if it holds a security short and the price of the security rises rather than falls. Short positions expose the Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions). These expenses may impact negatively the performance of the Fund. Short positions introduce more risk to the Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.

m.	The information relating to Jacobs Levy under the heading “Fund Management – Subadvisers” on page 60 of the Prospectus is deleted in its entirety and replaced with the following:

JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”), located at 100 Campus Drive, Florham Park, NJ 07932, is the subadviser to the NVIT Jacobs Levy Large Cap Growth Fund and a portion of each of the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund. Jacobs Levy was established in 1986 as a New Jersey corporation. Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies.

n.	The information relating to MFS under the heading “Fund Management – Subadvisers” on page 60 of the Prospectus is deleted in its entirety and replaced with the following:

MASSACHUSETTS FINANCIAL SERVICES COMPANY d/b/a MFS INVESTMENT MANAGEMENT (“MFS”), located at 111 Huntington Avenue, Boston, MA 02199, is the subadviser to a portion of the NVIT Multi-Manager Large Cap Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc.

o.	The information relating to the “NVIT Multi-Manager Large Cap Growth Fund” on page 62 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT Jacobs Levy Large Cap Growth Fund
Jacobs Levy
The portfolio managers for the Fund are Dr. Bruce I. Jacobs and Kenneth N. Levy, CFA. Dr. Jacobs and Mr. Levy are jointly responsible for the day-to-day portfolio management of the Fund.
Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research.
Mr. Levy is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Jacobs Levy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE